UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07881
Brazos Mutual Funds
(Exact name of registrant as specified in charter)
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Wayne Willems
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Name and address of agent for service)
1-800-426-9157
Registrant’s telephone number, including area code
Date of fiscal year end: November 30, 2006
Date of reporting period: November 30, 2006

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2006
BRAZOS

MICRO CAP PORTFOLIO

SMALL CAP PORTFOLIO

MID CAP PORTFOLIO

GROWTH PORTFOLIO

INVESTMENT ADVISER

BRAZOS CAPITAL
MANAGEMENT
5949 SHERRY LANE
SUITE 1600
DALLAS, TEXAS 75225
www.brazosfunds.com

BRAZOS MUTUAL FUNDS

BRAZOS MUTUAL FUNDS
Report From Management
Dear Fellow Shareholders,
      As 2006 comes to a close, it will be remembered as a challenging year for active money managers. Even with these challenges, we are pleased with the results we delivered for our shareholders as each portfolio delivered positive absolute returns during a difficult market. We enter 2007 committed to delivering positive returns to shareholders and look forward to reporting our progress quarterly.
      Performance As Of November 30, 2006 These performance numbers are unaudited.

	6 Months	12 Months	5 Years	5 Years
	Ended	Ended	Ended	Ended	Inception to	Inception to
	11/30/06	11/30/06	11/30/06	11/30/06	11/30/06	11/30//06
	Cumulative	Cumulative	Annualized	Cumulative	Annualized	Cumulative

Brazos Micro Cap
Class Y (Inception 12/31/1997)	5.25%	18.64%	6.56%	37.36%	15.99%	275.27%
Russell 2000 Growth Index(a)	7.18%	13.45%	8.28%	48.85%	4.09%	42.91%

Brazos Small Cap
Class Y (Inception 12/31/1996)	7.55%	15.01%	3.98%	21.55%	10.28%	163.82%
Russell 2000 Growth Index(a)	7.18%	13.45%	8.28%	48.85%	4.95%	61.41%

Brazos Growth Fund
Class Y (Inception 12/31/1998)	0.30%	5.63%	1.57%	8.09%	11.63%	138.94%
Russell 3000 Growth Index(b)	9.11%	8.82%	3.00%	15.94%	-0.44%	-3.46%

Brazos Mid Cap
Class Y (Inception 12/31/1996)	0.53%	5.93%	3.96%	21.43%	4.75%	37.89%
Russell Mid Cap Growth Index(c)	8.43%	12.88%	9.22%	55.44%	0.78%	5.52%
   Please see important disclosures at the end of the Management Letter.
Performance data quoted represents past performance and is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Current performance of the Fund may be lower or higher than the performance quoted in the table above. Performance data current to the most recent month end may be obtained by visiting www.brazosfunds.com. Performance shown is for class Y shares, which do not have sales charges. Sales charges would diminish the performance shown.
     One of the challenges during 2006 was positioning the Portfolios for the year’s three distinct market cycles. From the beginning of the year through the May 9th peak, late-cycle growth stocks in metals and mining, materials, industrials, and heavy equipment were handily leading the market. Gold had been rising steadily for the last five years and was approaching its all time high, while silver and copper had been rising steadily over the last few years and each was near 25-year highs. Demand for these commodities was driven by the industrialization of emerging economies around the world especially China and India. Furthermore, the non-residential construction market in the U.S. was coming out of a multi-year downturn. Equipment companies were experiencing meaning-

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
ful growth in backlog and new orders and were passing through higher materials and input costs which goosed their growth rates. With better overhead absorption due to higher utilization of their fixed cost manufacturing facilities, these companies also showed impressive earnings growth.
      The economic backdrop in this first market cycle was also bullish; GDP numbers were very strong and the interest rate cycle of gradual rate increases was nearing its end. Although there were some concerns that inflation could be higher than expected, the market remained complacent and the “core” inflation numbers (ex-food and energy) remained benign. The Brazos Portfolios were well represented in companies benefiting from these trends and the funds outperformed their respective benchmarks.
      During the second market cycle from May 10th through July 21st, these late cycle stocks (and growth stocks in general) sold off sharply driven primarily by two factors: 1) the perception of higher inflation and 2) the possibility of slower economic growth and possibly recession driven by the increases in interest rates. Market seasonality also added fuel to the fire as the old adage “sell in May and walk away” definitely held true. This second cycle was a difficult period for the Portfolios’ relative performance as traditional value sectors like Utilities, Financial Services and Staples were not hit as severely in this second phase. Investors funded purchases of these more defensive stocks by selling growth stocks and stocks that led the market early in the year. We held a higher percentage of cash during this time period and in the Micro Cap, Mid Cap, and Growth Portfolio we turned to steady performers in Healthcare Services, Consumer Discretionary, Staples, and Business Services, which traditionally have more stable and recurring revenue streams.
      From July 22nd through November, the third market cycle exhibited a strong rally as early cycle stocks in Consumer Discretionary and Technology led the market. Consumer Discretionary bounced from oversold levels due mainly from a change in sentiment when gas prices at the pump went from $3 to almost $2 per gallon. Technology exhibited its usual seasonal strength late in the year.
      The Portfolios’ solid performance during the third cycle was driven by our discipline and research in growth companies with stable fundamentals. We believe our growth companies competed well in difficult markets because they possess competent management teams, good business practices, a clear vision of the future, and high quality products with a clearly defined market. We take our cues from the company fundamentals, management’s conviction in its plan, and how well we believe the company can execute their vision. We believe these factors allowed the Portfolios to outperform in the third market cycle when growth companies with strong fundamentals returned to favor. The fundamentals of the companies in the Portfolios did not break down; the prices were simply lower. Our discipline allowed us to hold these companies during a difficult time, which we believe should have the Funds well positioned going into 2007.
Market Outlook
      Although the domestic economy is slowing in response to Fed tightening, we remain optimistic heading into 2007 for the following reasons: 1) inflation appears to be in check and we anticipate an

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
end to the current Fed tightening cycle; 2) corporate profits have remained strong; 3) company balance sheets appear to be healthy; and 4) private equity activity has been robust and helped to sustain public equity valuations. We believe growth companies continue to have much to offer investors. We continue to look for unique opportunities to invest in for shareholders. Two opportunities are the prison systems and the improvement in the farm economy. There is currently a supply/demand imbalance in this country’s prison system, which benefits public outsourced prison companies. Furthermore, ethanol production and continued economic strength overseas have increased prices of grains and other soft commodities, and farmers should be in a better position to spend on capital equipment in 2007.
      We at Brazos Capital Management would like to thank you, our clients, for your continued support. It is both a pleasure and an honor to be your money manager, and it is a responsibility we take very seriously. We wish each of you a happy holiday season and look forward to a healthy and prosperous 2007.
Sincerely,

Mike Allocco Portfolio Manager	Jamie Cuellar Portfolio Manager

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
Micro Cap
      For the 12-month period ended November 30, 2006, the Brazos Micro Cap Portfolio gained 18.64% versus a 13.45% gain in the Russell 2000 Growth Index. Although it has been a difficult year for active managers to outperform their respective benchmarks, we are pleased with the results achieved by the Brazos Micro Cap Portfolio. Stock selection and well-timed sales drove the Fund’s outperformance for the year. It is interesting to note that the Fund’s best performing sector for the fiscal year, by a substantial margin, was actually driven by the “Unassigned” sector. This sector is reserved for stocks that have not been categorized by FactSet into one of the Russell sectors, suggesting that the fund is benefiting from owning very small growth stocks that may not have been previously discovered by the rest of the Street. Consumer Discretionary and Energy were also very strong relative performers.
      The top performing stock for the Fund over the past 12-months was Smith & Wesson Holding (SWHC). Smith & Wesson has turned itself from a sleepy, inefficient producer of handguns with solid brand recognition into a dynamic company intent on taking back market share from competitors like Glock and Beretta by entering new markets such as the military and police and long rifles. The Fund initially started to purchase positions in March 2006 while the stock was approximately $6 per share. During this same time period, the company began taking an aggressive approach to their investor relations efforts and started to gain coverage and recognition on the Street. The company’s revenue growth rate accelerated in their fourth fiscal quarter ending in April and the company went from earning a few pennies per share to ten cents per share. Wall Street began taking notice of Smith & Wesson with more media and sell side coverage, resulting in the stock selling for approximately $15. The stock reached its price target and was sold in the beginning of October. While we still like the opportunity at Smith & Wesson, we are looking for more reasonable prices before repurchasing.
      As you can see with the example above, we have not been afraid to book some profits by selling stocks that reach their predetermined price target. In fact, this disciplined approach has helped produce much of this year’s outperformance. Many of the best contributing stocks this year are ones that we have sold well and oftentimes repurchased at lower prices. For example, the entire position of Smith Micro Software, Inc. (SMSI), a diversified developer and marketer of wireless communication software products and services, was sold in June and July as it started to hit new highs in the mid-teens. In mid-August, after the stock’s gross margins had declined and options back-dating concerns were resolved, the stock was repurchased at approximately $11. The stock subsequently went on to hit new highs in October. Another strong performer for the Portfolio was True Religion Apparel, Inc. (TRLG), a casual attire manufacturer and distributor of men’s, women’s and children’s style apparel. True Religion was sold in January for approximately $20 after recognizing that the company was likely to experience some difficulties in the back half of 2006. The stock is now in the mid-teens, as revenue and earnings growth has significantly decelerated from the rates it was posting last year.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
      The downside of this discipline has been an increase in the turnover rate and a significant capital gains distribution made by the Fund. It is important to note, however, that while turnover in dollars has increased, turnover in names has remained approximately 60%, which is consistent with the previous nine years. While we are not pleased with the higher dollar turnover and subsequent higher distribution and individual tax bill, we believe the increase in market volatility and the presence of “three different markets” described above contributed to higher turnover.
      The Portfolio’s investments in the Technology sector struggled during the year as semiconductor stocks underperformed. Radcom (RDCM), an Israeli developer and manufacturer of inter-networking test and analysis equipment for data communications and telecommunications networks, had some customers delay deployment of their products causing the stock to decline meaningfully from its highs. Despite some strong returns from the construction industry, the Materials and Processing sector was also a relative underperformer due to losses in The Andersons, Inc. (ANDE), an agricultural and transportation company with interests in the grain, ethanol and plant nutrient and Northgate Minerals Corporation (NXG), a gold and copper concentrate producer.
      We continue to believe that market fundamentals remain positive and have positioned the portfolio accordingly. Inflation remains benign and the economy is slowing, but still robust. While earnings should decelerate with the slowing of the economy, they remain quite healthy and better than forecasted. We continue to have confidence at the company operating level as most of the companies we meet with are willing to spend on future growth or likely to buy back stock if they have sufficient cash which is accretive to earnings. At least until the beginning of January, the Fund should remain overweighted in Technology, as market seasonality and fundamentals remain in Technology’s favor. Healthcare and Business Services continue to be significant parts of the portfolio; we remain selective in Consumers, and underweighted in Financials. As always, bottom up stock picking continues to be the key focus for new ideas and we remain disciplined on entry and exit points.
      The Micro Cap Portfolio invests in smaller companies which involve additional risks such as limited liquidity and greater volatility.
Small Cap
      For the 12-month period ended November 30, 2006, the Brazos Small Cap Portfolio gained 15.01% versus a 13.45% gain in the Russell 2000 Growth Index. Although it has been a difficult year for active managers to outperform their respective benchmarks, we are pleased with the results achieved by the Brazos Small Cap Fund. Stock selection and well-timed sales drove the Portfolio’s outperformance for the year. The Portfolio’s allocation to industrial companies early in the fiscal year made Producer Durables the best performing sector. Consumer Discretionary and Energy were also strong relative performers.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
      The best performing name for the Portfolio this year was Corrections Corporation of America (CXW), a private prison operator. There is currently a supply/demand imbalance in this country’s prison system, which benefits the public outsourced prison company, Corrections Corp. While the industry entered 2006 with good fundamentals, it has only improved this year due to two key events. First, the U.S. Immigrations and Customs Enforcement (ICE) policy was modified from catching and releasing illegal aliens prior to standing trial to detaining them throughout this process. Second, Governor Arnold Schwarzenegger declared a state of emergency for California’s prisons, which allowed for the immediate outsourcing of the state’s overpopulated prison population. While the industry has made great strides in building more prisons, we believe a few more years remain before supply can satisfy the demand warranted by most states. As the company absorbs idle capacity with new contracts and renews contracts with existing customers, it continues to exhibit a great deal of pricing power with substantial operating leverage. Over the past fiscal year the Portfolio has benefited from Correction Corp.’s more than 50% rise and we believe the acceleration in the company’s business will continue. It remains underowned by the Fund’s small cap peers, and we hope for a long and prosperous relationship with this company.
      Trailing Corrections Corp was Smith & Wesson Holdings (SWHC). Smith & Wesson has turned itself from a sleepy, inefficient producer of handguns with solid brand recognition into a dynamic company intent on taking back market share from competitors like Glock and Beretta by entering new markets such as the military and police and long rifles. The Portfolio initially purchased the position in March 2006, while the stock was selling for approximately $6 per share. During this time the company began taking an aggressive approach to their Investor Relations efforts and started to gain coverage and recognition on the Street. The company’s revenue growth rate accelerated in their fourth fiscal quarter ending in April and the company went from earning a few pennies per share to ten cents per share. Wall Street began taking notice of this company with more media and sell side coverage, resulting in the stock selling for approximately $15. The stock reached its price target and was sold in the beginning of October. While we still like the opportunity at Smith & Wesson, we are looking for more reasonable prices before repurchasing.
      The Portfolio’s investments in the Technology sector struggled for the year as semiconductor and software stocks underperformed. In the Materials and Processing sector, despite some solid absolute returns, the Fund failed to effectively compete with the large numbers posted by the benchmark. The Portfolio contained poor performing stocks fairly well this year as the biggest losers, TranSwitch Corporation (TXCC), a designer and developer of highly integrated semiconductor devices, and The Andersons, Inc. (ANDE), an agricultural and transportation company with interests in the grain, ethanol and plant nutrient and, detracted from the Fund. Based on our post-mortem analysis, it appears as though we may have been a bit too optimistic on the near-term fortunes of TranSwitch. The analysis revealed that we were too aggressive buying stock initially, while prices were up on spikes.
      We continue to believe that market fundamentals remain positive and have positioned the portfolio accordingly. Inflation remains benign and the economy is slowing, but still robust. While

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
earnings should decelerate with the slowing of the economy, they remain quite healthy and better than forecasted. We continue to have confidence at the company operating level as most of the companies we meet with are willing to spend on future growth or likely to buy back stock if, they have sufficient cash which is accretive to earnings. At least until the beginning of January, the Fund should remain overweighted in Technology, as market seasonality and fundamentals remain in Technology’s favor. Healthcare and Business Services continue to hold significant positions in the portfolio; we remain selective in Consumers, and underweighted in Financials. As always, bottom up stock picking continues to be the key focus for new ideas and we remain disciplined on entry and exit points.
      The Small Cap Portfolio invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.
Mid Cap
      For the 12-month period ended November 30, 2006, the Brazos Mid Cap Portfolio gained 5.93% versus a 12.88% gain in the Russell Midcap Growth Index. The Brazos Mid Cap Fund started the year on a particularly strong note returning 13.66% vs. 10.19% for the Russell Mid Cap Growth from December 30, 2005 through May 9, 2006. Unfortunately, the leadership stocks in the Fund suffered a severe correction during the market sell-off from May 10th through July 21st, and the Fund did not recover its previous outperformance. The Brazos Mid Cap Portfolio ended the year with positive absolute performance; however the Portfolio underperformed the Russell Mid Cap Growth Index, a disappointment for us and for our fellow shareholders.
      Energy was the top performing sector in the Fund over the past year as it returned 15.68%, while the benchmark returned less than 1% in this sector. The Fund’s top performing energy stock was Core Laboratories (CLB), an oil-field services stock with proprietary technology that enables energy companies to maximize recovery from their producing fields. In addition to Core Labs, Manitowac Company, Inc. (MTW) and Research In Motion Limited (RIMM) were also top performing stocks. Manitowac provides specialized, heavy-duty cranes used in commercial construction. The company’s crane division conducts business on five continents and supports major construction projects around the globe. Research In Motion developed the Blackberry wireless email platform that has become the standard for enterprise customers worldwide. Research In Motion is now taking its market-leading technology into the consumer segment with its Blackberry Pearl handset. All three stocks remain in the Mid Cap Portfolio.
      Two sectors negatively impacted the Fund’s performance in 2006: Utilities and Healthcare. With respect to Utilities, these stocks do not possess the growth characteristics consistent with our mandate. When these stocks outperform, as Utilities did during the erratic market following the May 9th peak, they will pressure the Fund’s relative performance. For the year, the Russell Midcap Growth Index returned over 36% in the Utilities sector, creating a significant headwind for the Fund. Healthcare also was a drag on relative performance as stock picks in drugs/pharmaceuticals and healthcare services were out of sync with the market.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
      As we enter 2007, we are encouraged by recent performance in the Mid Cap Portfolio for at least two reasons. First, it appears investors are finally beginning to recognize and close the valuation gap between mid cap growth and mid cap value stocks. Second, we believe we are beginning to see money that left the mid cap asset class for mega cap stocks return to mid cap in anticipation of accelerating earnings growth in the year ahead.
      Investing in mid capitalization stocks is more volatile than investing in large company stocks.
Growth
      For the 12-month period ended November 30, 2006, the Brazos Growth Portfolio gained 5.63% versus an 8.82% gain in the Russell 3000 Growth Index. The Brazos Growth Portfolio started the year on an exceptionally strong note returning 15.07% vs. 5.06% for the Russell 3000 Growth from December 30, 2005 through May 9, 2006. Unfortunately, the leadership stocks in the Growth Fund suffered a severe correction during the market sell-off from May 10th through July 21st, and the Fund did not recover its previous out-performance. The Brazos Growth Fund ended the year with positive absolute performance; however the Fund underperformed the Russell 3000 Growth Index, a disappointment for us and for our fellow shareholders.
      Consumer Discretionary was the top performing sector in the Fund as stock picks in this area returned 27.55% vs. 9.14% for the benchmark. The Fund’s top Consumer Discretionary stock was Corrections Corporation of America (CXW). Corrections Corp. established the private corrections industry and now manages over 50% of all prison beds contracted with private operators. Given the overcrowding in Federal and State corrections facilities combined with budget constraints, Corrections Corp. is well positioned to expand market share in a favorable pricing environment. Corrections Corp. announced that it has been awarded several contracts from California and those prisoners are starting to enter their populations. While the industry has started to build more prisons, we believe a few years remain before supply can satisfy the demand mandated by most states to quickly increase the supply of prison beds. As the prison companies absorb idle capacity with new contracts and renew contracts with existing customers, they exhibit a great deal of pricing power as per day bed prices have gone from the low $40s to the low $60s in a very short time frame. Thus, these companies possess an enormous amount of operating leverage as the company’s higher revenues outweigh their primarily fixed costs, thereby allowing margins to expand rapidly. Corrections Corp. has exhibited compelling earnings growth and we anticipate significant positions should continue to be held in the Funds.
      In addition to Corrections Corp., Manitowac (MTW) and Research In Motion (RIMM) were top performing stocks in Brazos Growth. Manitowac provides specialized, heavy-duty cranes used in commercial construction. The company’s crane division conducts business on five continents and supports major construction projects around the globe. Research In Motion developed the Blackberry wireless email platform that has become the standard for enterprise customers worldwide. Research In Motion is now taking its market-leading technology into the consumer segment with its Blackberry Pearl handset. All three stocks remain in the Growth portfolio.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)
      Two sectors negatively impacted the Fund’s performance in 2006: Utilities and Healthcare. With respect to Utilities, these stocks do not possess the growth characteristics consistent with our mandate. When these stocks outperform, as Utilities did during the erratic market following the May 9th peak, they will pressure the Fund’s relative performance. For the year, the Russell 3000 Growth returned over 29% in the Utilities sector, creating a significant headwind for the Growth Fund. Healthcare also was a drag on performance as the Fund’s stock picks in drugs/pharmaceuticals and healthcare services were out of sync with the market.
      As we enter 2007, we are encouraged by the recent performance in the Brazos Growth Fund. As investors anticipate an end to the current Fed tightening cycle, we are seeing money flow out of defensive stocks with value characteristics and back into traditional growth stocks. Should this trend continue throughout 2007, we believe the Brazos Growth Fund will be well positioned to benefit from a more robust environment for growth stocks.
      Opinions expressed are those of Brazos Capital Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.
     Please refer to the remainder of this document for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.
     In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolios will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.
Russell 2000® Growth Index measures the performance, of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.
Russell 3000® Growth Index Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.
Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to book-ratios and higher forecasted growth values. The Russell Midcap Index consists or the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.
You cannot invest directly in an index.
Must be preceded or accompanied by a current prospectus. Read it carefully before you invest.
     Brazos Capital Management advises the investor to consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectus contains this and other information about the Portfolios. The most recent prospectus can be found on the Portfolios’ website www.brazosfunds.com.
The Brazos Funds are distributed by Quasar Distributors LLC. 1/07.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)

BRAZOS MICRO CAP PORTFOLIO

	Brazos Micro Cap	Russell 2000
Date	Portfolio (Y)	Growth Index

12/97	$1,000,000	$1,000,000
1/98	$1,310,000	$1,043,889
1/98	$1,203,000	$928,289
1/98	$1,556,000	$1,084,902
1/98	$1,993,055	$1,231,466
1/98	$2,251,905	$1,298,531
1/98	$2,680,729	$1,058,832
1/98	$2,971,195	$1,094,209
1/98	$2,731,976	$960,154
1/98	$2,607,033	$921,109
1/98	$1,845,188	$763,967
1/98	$2,099,645	$832,746
1/98	$2,907,200	$1,051,859
1/98	$2,757,879	$1,080,614
1/98	$3,088,519	$1,165,818
1/98	$2,863,013	$1,127,960
1/98	$3,163,180	$1,259,748
1/98	$3,565,547	$1,333,435
1/98	$3,752,723	$1,429,144

SEC Avg. Annual Total Return
(as of 11/30/06)
(unaudited)
			Since	Since	Since
			Inception	Inception	Inception
	1 Year	5 Year	Y	N	B
Micro Cap Portfolio Class Y	18.64%	6.56%	15.99%	n/a	n/a
Russell 2000 Growth Index	13.45%	8.28%	4.09%	5.33%	5.33%

Micro Cap Portfolio Class N	18.85%	6.35%	n/a	4.03%	n/a
Micro Cap Portfolio Class B	17.70%	5.60%	n/a	n/a	3.30%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003 the minimum initial Class Y shares requirement was $50,000. Class N and B shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the investment of dividends of Class B shares for applicable shareholders. Performance of Class N and B shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1998 and 1999 for Brazos Micro Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)

BRAZOS SMALL CAP PORTFOLIO

Date	Brazos Small Cap Portfolio (Y)	Russell 2000 Growth Index

12/96	$1,000,000	$1,000,000
5/97	$1,196,000	$1,017,744
11/97	$1,470,830	$1,128,816
5/98	$1,725,361	$1,179,023
11/98	$1,545,247	$1,048,459
5/99	$1,784,667	$1,225,345
11/99	$2,036,167	$1,390,882
5/00	$2,309,392	$1,466,629
11/00	$2,311,877	$1,195,900
5/01	$2,377,811	$1,235,857
11/01	$2,170,508	$1,084,448
5/02	$2,077,962	$1,040,349
11/02	$1,637,444	$862,865
5/03	$1,750,967	$940,547
11/03	$2,121,150	$1,188,025
5/04	$2,026,136	$1,220,503
11/04	$2,180,379	$1,316,735
5/05	$2,077,962	$1,273,977
11/05	$2,293,902	$1,422,826
5/06	$2,453,081	$1,506,051
11/06	$2,639,407	$1,614,150

SEC Avg. Annual Total Return

(as of 11/30/06)
(unaudited)

			Since	Since	Since
			Inception	Inception	Inception
	1 Year	5 Year	Y	N	B
Small Cap Portfolio Class Y	15.01%	3.98%	10.28%	n/a	n/a
Russell 2000 Growth Index	13.45%	8.28%	4.95%	3.75%	3.75%

Small Cap Portfolio Class N	16.10%	3.90%	n/a	4.73%	n/a
Small Cap Portfolio Class B	14.38%	3.07%	n/a	n/a	3.96%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N and B shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the investment of dividends of Class B shares for applicable shareholders. Performance of Class N and B shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997 and 1999 for Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)

BRAZOS MID CAP PORTFOLIO

	Brazos Mid Cap	Russell Mid Cap
Date	Portfolio (Y)	Growth Index

12/99	$1,000,000	$1,000,000
5/00	$1,146,000	$1,013,932
11/00	$1,189,275	$838,366
5/01	$1,232,918	$767,707
11/01	$1,135,555	$678,868
5/02	$1,154,604	$636,017
11/02	$905,904	$544,451
5/03	$971,518	$598,870
11/03	$1,134,496	$722,170
5/04	$1,140,846	$761,288
11/04	$1,200,111	$804,515
5/05	$1,204,344	$841,773
11/05	$1,301,708	$934,807
5/06	$1,371,692	$973,211
11/06	$1,378,905	$1,055,222

SEC Avg. Annual Total Return
(as of 11/30/06)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Y	N
Mid Cap Portfolio Class Y	5.93%	3.96%	4.75%	n/a
Russell Mid Cap Growth Index	12.88%	9.22%	0.78%	(2.05)%

Mid Cap Portfolio Class N	5.51%	3.52%	n/a	1.70%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and B shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s return to be higher that they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Mid Cap Growth Index measures the performance of those companies in the Russell Mid Cap Index with higher price-to-book ratios and higher forecasted growth rates.

BRAZOS MUTUAL FUNDS
Report From Management – (continued)

BRAZOS GROWTH PORTFOLIO

Date	Brazos Growth Portfolio (Y)	Russell 3000 Growth Index

12/98	$1,000,000	$1,000,000
5/99	$1,328,000	$1,035,103
11/99	$1,723,948	$1,206,808
5/00	$2,201,034	$1,289,972
11/00	$2,364,871	$1,065,625
5/01	$2,442,338	$918,453
11/01	$2,210,688	$832,628
5/02	$2,120,601	$730,223
11/02	$1,572,934	$645,107
5/03	$1,647,291	$672,057
11/03	$1,981,897	$761,968
5/04	$1,987,617	$798,591
11/04	$2,067,693	$809,529
5/05	$2,046,244	$825,752
11/05	$2,262,165	$887,173
5/06	$2,382,280	$884,782
11/06	$2,390,860	$965,388

SEC Avg. Annual Total Return

(as of 11/30/06)
(unaudited)

			Since	Since	Since
			Inception	Inception	Inception
	1 Year	5 Year	Y	N	B
Growth Portfolio Class Y	5.63%	1.57%	11.63%	n/a	n/a
Russell 3000 Growth Index	8.82%	3.00%	(0.44)%	(5.78)%	0.68%

Growth Portfolio Class N	5.30%	1.20%	n/a	(0.05)%	n/a
Growth Portfolio Class B	4.86%	0.61%	n/a	n/a	(1.17)%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and Class B shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the investment of dividends of Class B shares for applicable shareholders. Performance of Class N and B shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Growth Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1999 for Brazos Growth Portfolio reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth rates.

BRAZOS MUTUAL FUNDS – Sector Allocation
Micro Cap Portfolio (expressed as a percentage of Market Value)

Basic Resources	5.0
Business Services	12.6
Consumer Merchandising	0.9
Consumer Services	2.8
Defense	5.5
Electronic Components	3.5
Electronic Technology	2.4
Energy	3.4
Financial Services & Software	9.1
Healthcare Products	6.7
Healthcare Services	11.7
Healthcare Technology	6.0
Industrial	6.6
Media	1.9
Technology Services & Software	10.9
Telecommunications	9.4
Transportation	1.6
Small Cap Portfolio (expressed as a percentage of Market Value)

Basic Resources	4.1
Business Services	11.0
Consumer Durables	2.7
Consumer Merchandising	5.3
Consumer Non Durables	1.4
Consumer Services	3.0
Defense	2.0
Electronic Components	5.0
Electronic Technology	1.5
Energy	5.5
Financial Services & Software	4.7
Healthcare Products	5.8
Healthcare Services	10.7
Healthcare Technology	11.1
Industrial	9.3
Media	1.9
Technology Services & Software	4.6
Telecommunications	7.4
Transportation	3.0

BRAZOS MUTUAL FUNDS – Sector Allocation
Mid Cap Portfolio (expressed as a percentage of Market Value)

Basic Resources	3.7
Business Services	10.7
Consumer Durables	2.6
Consumer Merchandising	8.5
Consumer Non Durables	4.3
Consumer Services	2.8
Defense	0.8
Electronic Components	7.0
Electronic Technology	7.8
Energy	9.3
Financial Institutions	1.4
Healthcare Products	3.2
Healthcare Services	9.9
Healthcare Technology	7.7
Industrial	11.7
Technology Services & Software	3.3
Telecommunications	1.2
Transportation	4.1
Growth Portfolio (expressed as a percentage of Market Value)

Basic Resources	3.2
Business Services	12.7
Consumer Durables	2.3
Consumer Merchandising	7.1
Consumer Non Durables	3.8
Consumer Services	1.6
Defense	1.5
Electronic Components	7.1
Electronic Technology	6.8
Energy	8.1
Financial Institutions	1.4
Healthcare Products	3.4
Healthcare Services	12.4
Healthcare Technology	8.4
Industrial	11.6
Technology Services & Software	3.3
Telecommunications	1.2
Transportation	4.1

BRAZOS MUTUAL FUNDS
Additional Information on Fund Expenses
Example
      As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Portfolio expenses.
      This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/06 — 11/30/06).
Actual Expenses
      The third and fourth columns of the table below provides information about account values based on actual returns and actual expenses. In addition to the sales loads on certain share classes, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Portfolio’s transfer agent. If you request that a redemption be made by wire transfer, currently the Portfolio’s transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
      The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BRAZOS MUTUAL FUNDS
Additional Information on Fund Expenses – (continued)
Actual vs. Hypothetical Returns For the Six Months Ended November 30, 2006

						Hypothetical (5% return
				Actual		before expenses)

		Fund’s		Ending	Expenses	Ending	Expenses
		Annualized	Beginning	Account	Paid	Account	Paid
		Expense	Account	Value	During	Value	During
		Ratio (1)	Value 6/1/06	11/30/06	Period (1)	11/30/06	Period (1)

Micro Cap Portfolio	Class Y	1.60%	$1,000.00	$1,052.50	$8.23	$1,017.05	$8.09
	Class N	1.90	$1,000.00	$1,055.50	$9.79	$1,015.54	$9.60
	Class B	2.55	$1,000.00	$1,048.80	$13.10	$1,012.28	$12.86

Small Cap Portfolio	Class Y	1.35	$1,000.00	$1,075.50	$7.02	$1,018.30	$6.83
	Class N	1.65	$1,000.00	$1,087.00	$8.63	$1,016.80	$8.34
	Class B	2.30	$1,000.00	$1,074.60	$11.96	$1,013.54	$11.61

Mid Cap Portfolio	Class Y	1.20	$1,000.00	$1,005.30	$6.03	$1,019.05	$6.07
	Class N	1.55	$1,000.00	$1,003.60	$7.79	$1,017.30	$7.84

Growth Portfolio	Class Y	1.20	$1,000.00	$1,003.00	$6.03	$1,019.05	$6.07
	Class N	1.55	$1,000.00	$1,001.80	$7.78	$1,017.30	$7.84
	Class B	2.20	$1,000.00	$1,000.60	$11.03	$1,014.04	$11.11

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.

BRAZOS MUTUAL FUNDS – MICRO CAP PORTFOLIO

Portfolio of Investments	November 30, 2006

Security Description	Shares	Value

Common Stocks – 94.5%
Basic Resources – 4.7%
Northwest Pipe Co.*	46,600	$1,495,860
Scorpio Mining Corporation*f	853,200	1,348,056
Terra Industries, Inc.*	165,800	1,716,030

		4,559,946

Business Services – 11.9%
American Ecology Corporation	77,221	1,613,919
@Road, Inc.*	247,100	1,611,092
Geo Group Inc.*	105,350	3,956,946
Rainmaker Systems*	324,200	2,512,550
Website Pros, Inc.*	200,800	1,712,824

		11,407,331

Consumer Merchandising – 0.8%
Casual Male Retail Group, Inc.*	55,200	775,560

Consumer Services – 2.6%
Aces Wired (Acquired 09/26/2006, Cost $1,000,000)*^#	200,000	1,000,000
US Home Systems, Inc.*	152,600	1,506,162

		2,506,162

Defense – 5.2%
Dyncorp International, Inc.*	87,100	1,141,010
Force Protection, Inc.*	65,100	744,744
ICF International, Inc.*	177,600	3,088,464

		4,974,218

Electronic Components – 3.3%
NU Horizons Electronics Corp.*	71,300	803,551
Pericom Semiconductor Corp.*	80,200	924,706
Standard Microsystems Corp.*	46,200	1,472,394

		3,200,651

Electronic Technology – 2.3%
EMS Technologies, Inc.*	37,600	769,672
Rackable Systems, Inc.*	40,600	1,445,766

		2,215,438

Energy – 3.2%
Carrizo Oil & Gas, Inc.*	34,400	1,145,520
GMX Resources, Inc.*	44,600	1,948,574

		3,094,094

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Financial Services & Software – 8.6%
ACR Group, Inc.*	346,400	$1,925,984
Cybex International, Inc.*	292,100	1,892,808
SWS Group, Inc.	82,700	2,676,999
TradeStation Group, Inc.*	120,200	1,753,718

		8,249,509

Healthcare Products – 6.3%
American Oriental Bioengine, Inc.*	140,300	1,466,135
Merit Medical Systems, Inc.*	99,500	1,592,995
Micrus Endovascular Corp.*	62,500	1,230,000
NuVasive, Inc.*	78,700	1,810,100

		6,099,230

Healthcare Services – 11.1%
Healthcare Services Group	55,900	1,397,500
HMS Holdings Corp.*	183,200	2,537,320
Icon Plc – ADR*	46,200	1,717,716
Radiation Therapy Services, Inc.*	45,700	1,501,702
Stewart Enterprises, Inc.	264,800	1,694,720
Sun Healthcare Group, Inc.*	178,800	1,804,092

		10,653,050

Healthcare Technology – 5.6%
AFP Imaging Corp.*	555,500	777,700
Durect Corporation*	229,900	1,075,932
Natus Medical, Inc.*	90,600	1,473,156
Phase Forward*	140,500	2,100,475

		5,427,263

Industrial – 6.3%
Comfort Systems USA, Inc.	153,200	2,066,668
RBC Bearings, Inc.*	80,000	2,324,800
Sterling Construction Co.*	68,600	1,649,830

		6,041,298

Media – 1.8%
24/7 Real Media, Inc.*	203,000	1,770,160

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Technology Services & Software – 10.3%
Ness Technologies, Inc.*	162,500	$2,583,750
Perficient, Inc.*	45,700	798,379
Saba Software, Inc.*	288,300	1,556,820
Smith Micro Software, Inc.*	59,100	945,600
Thomas Group, Inc.	84,426	1,107,669
Vocus, Inc.*	136,300	2,209,423
Wireless Ronin Technologies Inc.*	113,600	672,512

		9,874,153

Telecommunications – 8.9%
Anaren, Inc.*	114,500	2,352,975
Ceragon Networks Ltd*f	317,400	1,726,656
General Communication*	94,900	1,448,174
Globecomm Systems, Inc.*	106,200	978,102
Stratex Networks, Inc.*	473,800	2,027,864

		8,533,771

Transportation – 1.6%
American Railcar Industries, Inc.	46,500	1,491,255

Total Common Stocks (Cost $80,118,672)		90,873,089

Principal
Amount

Short Term Investments – 4.5%
United States Government Agency Issues – 4.5%
Federal Home Loan Bank Discontinued Note, 0.000%, 12/01/2006	$4,373,000	$4,373,000

	Shares

Variable Rate Demand Notes – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	1,256	$1,256

Total Short Term Investments (Cost $4,374,256)		4,374,256

Total Investments 99.0% (Cost $84,492,928)		95,247,345
Other Assets in Excess of Liabilities – 1.0%		928,499

Total Net Assets – 100.0%		$96,175,844

ADR	American Depository Receipt
*	Non Income Producing
f	Foreign Issued Security
^	Restricted Security. Purchased in a private placement transaction: resale to the public may require registration or may extend only to qualified institutional buyers.
#	Fair Valued Security
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – SMALL CAP PORTFOLIO

Portfolio of Investments	November 30, 2006

Security Description	Shares	Value

Common Stocks – 98.8%
Basic Resources – 4.1%
CF Industries Holdings, Inc.	15,400	$350,350
Oregon Steel Mills, Inc.*	5,400	339,876
Terra Industries, Inc.*	52,900	547,515

		1,237,741

Business Services – 10.8%
Alliance Data Systems Corporation*	11,600	750,636
@Road, Inc.*	48,700	317,524
Corrections Corporation of America*	27,450	1,247,603
Geo Group Inc.*	19,800	743,688
Website Pros, Inc.*	26,400	225,192

		3,284,643

Consumer Durables – 2.7%
Tempur-Pedic International, Inc.*	38,200	805,256

Consumer Merchandising – 5.2%
GameStop Corporation*	12,200	683,810
Guess ?, Inc.*	9,600	596,736
Tween Brands, Inc.*	7,200	301,824

		1,582,370

Consumer Non Durables – 1.3%
THQ, Inc.*	12,500	406,875

Consumer Services – 3.0%
Copart, Inc.*	16,100	486,381
LKQ Corp.*	18,200	416,598

		902,979

Defense – 2.0%
Dyncorp International Inc.*	27,600	361,560
Force Protection, Inc.*	20,600	235,664

		597,224

Electronic Components – 5.0%
Atheros Communications, Inc.*	30,200	686,748
SIRF Technology Holdings, Inc.*	10,200	311,712
Standard Microsystems Corp.*	16,000	509,920

		1,508,380

Electronic Technology – 1.5%
Rackable Systems Inc.*	12,800	455,808

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – SMALL CAP PORTFOLIO

Portfolio of Investments – (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Energy – 5.4%
Carrizo Oil & Gas, Inc.*	10,900	$362,970
Core Laboratories NV*f	3,900	344,994
Exco Resources, Inc.*	34,500	506,460
Goodrich Petroleum Corp.*	9,900	435,204

		1,649,628

Financial Services & Software – 4.7%
SWS Group, Inc.	26,200	848,094
TradeStation Group, Inc.*	38,500	561,715

		1,409,809

Healthcare Products – 5.7%
American Oriental Bioengine Inc.*	44,600	466,070
DJ Orthopedics Incorporated*	9,500	403,940
Merit Medical Systems, Inc.*	18,600	297,786
NuVasive, Inc.*	24,800	570,400

		1,738,196

Healthcare Services – 10.6%
Healthcare Services Group	17,700	442,500
Healthways, Inc.*	10,800	496,476
HMS Holdings Corp.*	52,100	721,585
Icon Plc – ADR*	14,400	535,392
Radiation Therapy Services, Inc.*	14,800	486,328
Sun Healthcare Group, Inc.*	50,900	513,581

		3,195,862

Healthcare Technology – 11.0%
BioMarin Pharmaceuticals, Inc.*	19,200	328,512
Foxhollow Technologies, Inc.*	11,300	299,337
Hologic, Inc.*	13,600	680,408
Human Genome Sciences, Inc.*	42,700	534,604
Natus Medical, Inc.*	18,400	299,184
Phase Forward*	46,400	693,680
Respironics, Inc.*	13,700	494,022

		3,329,747

Industrial – 9.2%
AGCO Corp.*	11,400	356,022
Anixter International, Inc.*	6,100	357,582
Bucyrus International, Inc. – Class A	5,500	234,850
Comfort Systems USA, Inc.	42,000	566,580
General Cable Corp.*	10,200	433,500
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – SMALL CAP PORTFOLIO

Portfolio of Investments – (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Industrial (continued)
Manitowoc Co.	11,800	$710,832
NCI Building Systems, Inc.*	2,500	137,950

		2,797,316

Media – 1.8%
24/7 Real Media, Inc.*	63,900	557,208

Technology Services & Software – 4.5%
Ness Technologies, Inc.*	38,700	615,330
Smith Micro Software, Inc.*	18,700	299,200
Transaction Systems Architects, Inc.*	13,400	453,322

		1,367,852

Telecommunications – 7.3%
Anaren, Inc.*	26,200	538,410
Ceragon Networks Ltd*f	58,100	316,064
CommScope, Inc.*	11,300	340,921
General Communication*	30,300	462,378
Stratex Networks, Inc.*	131,200	561,536

		2,219,309

Transportation – 3.0%
Kirby Corp.*	11,300	407,252
Trinity Industries, Inc.	12,850	485,730

		892,982

Total Common Stocks (Cost $26,303,712)		29,939,185

	Principal
	Amount

Short Term Investments – 2.4%
United States Government Agency Issues – 2.4%
Federal Home Loan Bank Discontinued Note, 0.000%, 12/01/2006	$719,000	$719,000

	Shares

Variable Rate Demand Notes – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	233	$233

Total Short Term Investments (Cost $719,233)		719,233

Total Investments (Cost $27,022,945) – 101.2%		30,658,418
Liabilities in Excess of Other Assets – (1.2)%		(372,045)

Total Net Assets – 100.0%		$30,286,373

ADR	American Depository Receipt
*	Non Income Producing
f	Foreign Issued Security
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – MID CAP PORTFOLIO

Portfolio of Investments	November 30, 2006

Security Description	Shares	Value

Common Stocks – 98.4%
Basic Resources – 3.6%
Kinross Gold Corp.*f	60,300	$755,559
Potash Corp. of Saskatchewan, Inc.f	7,600	1,069,624

		1,825,183

Business Services – 10.5%
Alliance Data Systems Corporation*	21,800	1,410,678
Corrections Corporation of America*	43,550	1,979,347
Fiserv, Inc.*	25,100	1,282,861
Geo Group Inc.*	16,900	634,764

		5,307,650

Consumer Durables – 2.6%
Dollar Tree Stores, Inc.*	23,200	696,232
Tempur-Pedic International, Inc.*	28,400	598,672

		1,294,904

Consumer Merchandising – 8.4%
Abercrombie & Fitch Co. – Class A	9,000	606,960
GameStop Corporation*	21,100	1,182,655
Guess ?, Inc.*	21,700	1,348,872
Kohls Department Stores*	8,600	598,560
Tween Brands, Inc.*	12,100	507,232

		4,244,279

Consumer Non Durables – 4.3%
Activision, Inc.*	94,500	1,611,225
Electronic Arts, Inc.*	9,800	547,330

		2,158,555

Consumer Services – 2.8%
Copart, Inc.*	46,200	1,395,702

Defense – 0.8%
ICF International, Inc.*	22,000	382,580

Electronic Components – 6.9%
Marvell Technology Group Ltd.*f	55,600	1,147,584
NVIDIA Corporation*	22,300	824,877
Pericom Semiconductor Corp.*	42,900	494,637
SIRF Technology Holdings, Inc.*	32,900	1,005,424

		3,472,522

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – MID CAP PORTFOLIO

Portfolio of Investments - (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Electronic Technology – 7.7%
EMS Technologies, Inc.*	24,300	$497,421
F5 Networks, Inc.*	19,700	1,473,757
Rackable Systems, Inc.*	21,800	776,298
Research In Motion Ltd.*f	8,100	1,124,523

		3,871,999

Energy – 9.1%
Cameron International Corp.*	14,400	782,208
Core Laboratories NV*f	7,400	654,604
Exco Resources, Inc.*	65,400	960,072
National-Oilwell, Inc.*	9,600	638,496
Range Resources Corporation	22,800	708,852
Southwestern Energy Co.*	20,300	855,239

		4,599,471

Financial Institutions – 1.4%
InterContinental Exchange, Inc.*	7,000	687,750

Healthcare Products – 3.1%
Allergan, Inc.	5,900	687,822
Celgene Corporation*	16,200	902,826

		1,590,648

Healthcare Services – 9.7%
Cerner Corp.*	21,300	1,023,891
Covance Inc.*	9,900	592,713
Express Scripts, Inc.*	12,600	859,320
Healthways, Inc.*	11,400	524,058
HMS Holdings Corp.*	49,200	681,420
IMS Health, Inc.	22,200	609,834
Manor Care, Inc.	12,900	613,008

		4,904,244

Healthcare Technology – 7.6%
Human Genome Sciences, Inc.*	72,200	903,944
ICOS Corp.*	21,500	694,235
Phase Forward*	32,600	487,370
Respironics, Inc.*	26,300	948,378
Varian Medical Systems, Inc.*	15,800	777,676

		3,811,603

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – MID CAP PORTFOLIO

Portfolio of Investments - (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Industrial – 11.5%
AGCO Corp.*	24,900	$777,627
Anixter International, Inc.*	15,700	920,334
General Cable Corp.*	15,700	667,250
Hubbell, Inc.	20,900	1,096,205
Jacobs Engineering Group Inc.*	7,900	662,573
Joy Global Inc.	11,100	487,290
Manitowoc Co.	19,500	1,174,680

		5,785,959

Technology Services & Software – 3.2%
PerkinElmer, Inc.	48,300	1,046,661
Sohu.com, Inc.*	24,200	592,174

		1,638,835

Telecommunications – 1.2%
Harris Corporation	14,300	602,173

Transportation – 4.0%
CSX Corp.	28,400	1,018,424
Trinity Industries, Inc.	27,100	1,024,380

		2,042,804

Total Common Stocks (Cost $46,151,502)		49,616,861

	Principal
	Amount

Short Term Investments – 2.8%
United States Government Agency Issues – 2.8%
Federal Home Loan Bank Discontinued Note, 0.000%, 12/01/2006	$1,394,000	$1,394,000

	Shares

Variable Rate Demand Notes – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	352	$352

Total Short Term Investments (Cost $1,394,352)		1,394,352

Total Investments 101.2% (Cost $47,545,854)		51,011,213
Liabilities in Excess of Other Assets – (1.2)%		(621,004)

Total Net Assets – 100.0%		$50,390,209

ADR	American Depository Receipt
*	Non Income Producing
f	Foreign Issued Security
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – GROWTH PORTFOLIO

Portfolio of Investments	November 30, 2006

Security Description	Shares	Value

Common Stocks – 97.1%
Basic Resources – 3.1%
Kinross Gold Corp.*	50,800	$636,524
Potash Corp. of Saskatchewan, Inc.f	7,600	1,069,624

		1,706,148

Business Services – 12.4%
Alliance Data Systems Corporation*	23,500	1,520,685
Corrections Corporation of America*	41,450	1,883,903
Fiserv, Inc.*	26,600	1,359,526
Geo Group Inc.*	52,200	1,960,632

		6,724,746

Consumer Durables – 2.2%
Dollar Tree Stores, Inc.*	18,200	546,182
Tempur-Pedic International, Inc.*	30,700	647,156

		1,193,338

Consumer Merchandising – 6.9%
Abercrombie & Fitch Co. – Class A	7,800	526,032
GameStop Corporation*	16,300	913,615
Guess ?, Inc.*	17,900	1,112,664
Kohls Department Stores*	9,300	647,280
Tween Brands, Inc.*	13,100	549,152

		3,748,743

Consumer Non Durables – 3.7%
Activision, Inc.*	82,300	1,403,215
Electronic Arts, Inc.*	10,600	592,010

		1,995,225

Consumer Services – 1.5%
Copart, Inc.*	27,100	818,691

Defense – 1.4%
ICF International, Inc.*	44,700	777,333

Electronic Components – 6.9%
Marvell Technology Group Ltd.*f	59,100	1,219,824
NVIDIA Corporation*	24,400	902,556
Pericom Semiconductor Corp.*	47,400	546,522
SIRF Technology Holdings, Inc.*	35,000	1,069,600

		3,738,502

Electronic Technology – 6.6%
EMS Technologies, Inc.*	26,100	534,267
F5 Networks, Inc.*	13,800	1,032,378
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – GROWTH PORTFOLIO

Portfolio of Investments – (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Electronic Technology (continued)
Rackable Sys, Inc.*	23,100	$822,591
Research In Motion Ltd.*f	8,800	1,221,704

		3,610,940

Energy – 7.8%
Cameron International Corp.*	15,600	847,392
Core Laboratories NV*f	7,600	672,296
Exco Resources, Inc.*	50,200	736,936
National-Oilwell, Inc.*	9,600	638,496
Range Resources Corporation	23,800	739,942
Southwestern Energy Co.*	14,800	623,524

		4,258,586

Financial Institutions – 1.4%
InterContinental Exchange, Inc.*	7,600	746,700

Healthcare Products – 3.3%
Allergan, Inc.	6,800	792,744
Celgene Corporation*	17,600	980,848

		1,773,592

Healthcare Services – 12.1%
Cerner Corp.*	22,700	1,091,189
Covance Inc.*	10,800	646,596
Express Scripts, Inc.*	13,400	913,880
Healthways, Inc.*	16,400	753,908
HMS Holdings Corp.*	87,300	1,209,105
IMS Health, Inc.	47,200	1,296,584
Manor Care, Inc.	14,000	665,280

		6,576,542

Healthcare Technology – 8.1%
Human Genome Sciences, Inc.*	78,100	977,812
ICOS Corp.*	25,500	823,395
Phase Forward*	75,500	1,128,725
Respironics, Inc.*	27,700	998,862
Varian Medical Systems, Inc.*	10,100	497,122

		4,425,916

Industrial – 11.3%
AGCO Corp.*	27,000	843,210
Anixter International, Inc.*	16,500	967,230
General Cable Corp.*	17,000	722,500
Hubbell, Inc.	22,200	1,164,390
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS – GROWTH PORTFOLIO

Portfolio of Investments – (continued)	November 30, 2006

Security Description	Shares	Value

Common Stocks (continued)
Industrial (continued)
Jacobs Engineering Group Inc.*	7,900	$662,573
Joy Global Inc.	12,300	539,970
Manitowoc Co.	20,700	1,246,968

		6,146,841

Technology Services & Software – 3.2%
PerkinElmer, Inc.	51,300	1,111,671
Sohu.com, Inc.*	26,300	643,561

		1,755,232

Telecommunications – 1.2%
Harris Corporation	15,300	644,283

Transportation – 4.0%
CSX Corp.	30,200	1,082,972
Trinity Industries, Inc.	28,800	1,088,640

		2,171,612

Total Common Stocks (Cost $49,011,451)		52,812,970

Principal
Amount

Short Term Investments – 4.6%
United States Government Agency Issues – 4.6%
Federal Home Loan Bank Discontinued Note, 0.000%, 12/01/2006	$2,523,000	$2,523,000

	Shares

Variable Rate Demand Notes – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	1,102	$1,102

Total Short Term Investments (Cost $2,524,102)		2,524,102

Total Investments 101.7% (Cost $51,535,553)		55,337,072
Liabilities in Excess of Other Assets – (1.7)%		(917,390)

Total Net Assets – 100.0%		$54,419,682

ADR	American Depository Receipt
*	Non Income Producing
f	Foreign Issued Security
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities	November 30, 2006

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investment securities, at value*	$90,873,089	$29,939,185	$49,616,861	$52,812,970
Short-term securities*	4,374,256	719,233	1,394,352	2,524,102
Receivable for investments sold	1,040,710	152,751	1,110,865	852,943
Interest and dividends receivable	10,618	1,885	10,366	22,560
Receivable for shares of beneficial interest sold	90,735	131	—	—
Prepaid expenses and other assets	26,341	18,344	21,474	23,815

Total assets	96,415,749	30,831,529	52,153,918	56,236,390

LIABILITIES:
Payable for investments purchased	—	412,234	1,257,833	1,195,545
Payable for shares of beneficial interest redeemed	6,382	14,733	2	17,976
Investment advisory and management fees payable	66,803	36,387	16,367	3,419
Accrued expenses	120,599	53,312	75,978	81,299
Administration fee payable	5,435	4,850	2,848	2,709
Distribution and service maintenance fees payable	40,686	23,640	410,681	515,760

Total liabilities	239,905	545,156	1,763,709	1,816,708

Net assets	$96,175,844	$30,286,373	$50,390,209	$54,419,682

NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at par value of $0.001	$3,942	$1,425	$4,487	$3,332
Paid-in capital	69,516,896	42,034,118	42,779,931	71,323,851

	69,520,838	42,035,543	42,784,418	71,327,183
Accumulated undistributed net investment income (loss)	—	—	252,775	161,910
Accumulated undistributed net realized gain (loss) on investments	15,900,589	(15,384,643)	3,887,657	(20,870,930)
Net unrealized appreciation of investments	10,754,417	3,635,473	3,465,359	3,801,519

Net assets	$96,175,844	$30,286,373	$50,390,209	$54,419,682

* Identified cost:
Investment securities	$80,118,672	$26,303,712	$46,151,502	$49,011,451

Short-term securities	$4,374,256	$719,233	$1,394,352	$2,524,102

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities – (continued)	November 30, 2006

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class Y (unlimited shares authorized):
Net assets	$86,841,038	$25,284,566	$14,951,081	$8,674,929
Shares of beneficial interest issued and outstanding	3,550,896	1,182,774	1,304,038	519,011
Net asset value, offering and redemption price per share	$24.46	$21.38	$11.47	$16.71

Class N (unlimited shares authorized):
Net assets	$6,685,040	$3,692,667	$35,439,128	$43,563,948
Shares of beneficial interest issued and outstanding	276,717	176,014	3,182,796	2,674,973
Net asset value, offering and redemption price per share	$24.16	$20.98	$11.13	$16.29

Class B* (unlimited shares authorized):
Net assets	$2,649,766	$1,309,140		$2,180,805
Shares of beneficial interest issued and outstanding	114,101	65,849		138,421
Net asset value, offering and redemption price per share share (excluding any applicable contingent deferred sales charge)	$23.22	$19.88		$15.75

*	Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares.
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities – (continued)	November 30, 2006
BRAZOS MUTUAL FUNDS
Statement of Operations — For the year ended November 30, 2006

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Interest	$330,735	$67,187	$217,034	$178,313
Dividends (net of foreign taxes withheld of $1,155, $94, $1,000, and $966, respectively)	327,458	101,696	726,925	750,055

Total investment income	658,193	168,883	943,959	928,368

Expenses:
Investment advisory and management fees	1,171,984	288,413	410,677	461,331
Administration fees	78,855	30,576	43,197	50,339
Distribution and service maintenance fees – Class N	30,413	13,771	122,586	151,893
Distribution and service maintenance fees – Class B	30,325	14,476	—	24,991
Transfer agent fees and expenses	64,598	45,853	51,031	59,614
Registration fees	41,944	43,238	27,418	40,088
Fund accounting expenses	36,174	39,782	33,460	37,360
Custodian fees and expenses	23,903	9,126	19,630	18,548
Audit and tax fees	50,603	14,879	28,152	31,510
Trustees’ fees and expenses	91,042	22,880	52,737	57,087
Printing expense	33,822	7,430	22,008	26,188
Legal fees and expenses	34,772	8,509	19,931	23,284
Insurance expense	53,803	19,846	30,681	34,481
Miscellaneous expenses	2,251	556	1,258	1,457

Total expenses	1,744,489	559,335	862,766	1,018,171
Less: Expenses waived or reimbursed	(128,760)	(100,898)	(83,098)	(103,147)

Net expenses	1,615,729	458,437	779,668	915,024

Net investment income (loss)	(957,536)	(289,554)	164,291	13,344

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	17,272,553	4,781,876	4,594,466	3,451,538
Net change in unrealized appreciation (depreciation) on investments	32,845	180,804	(1,459,362)	(549,283)

Net realized and unrealized gain on investments	17,305,398	4,962,680	3,135,104	2,902,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,347,862	$4,673,126	$3,299,395	$2,915,599

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Statements of Changes in Net Assets

	Micro Cap Portfolio		Small Cap Portfolio

	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	November 30,	November 30,	November 30,	November 30,
	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(957,536)	$(1,764,325)	$(289,554)	$(987,811)
Net realized gain on investments	17,272,553	23,727,028	4,781,876	28,619,614
Net change in unrealized appreciation (depreciation) on investments	32,845	(20,936,175)	180,804	(27,049,708)

Net increase in net assets resulting from operations	16,347,862	1,026,528	4,673,126	582,095

Dividends and distributions to shareholders:
From net realized gain on investments (Class Y)	(636,117)	—	—	—
From net realized gain on investments (Class N)	(86,367)	—	—	—
From net realized gain on investments (Class B)	(24,085)	—	—	—

Total dividends and distributions to shareholders	(746,569)	—	—	—

Net decrease in net assets resulting from capital share transactions (Note 5)	(29,405,575)	(63,226,923)	(13,386,168)	(149,587,622)

Total decrease in net assets	(13,804,282)	(62,200,395)	(8,713,042)	(149,005,527)
NET ASSETS:
Beginning of period	109,980,126	172,180,521	38,999,415	188,004,942

End of period	$96,175,844	$109,980,126	$30,286,373	$38,999,415

Includes undistributed net investment loss of:	$(957,536)	$—	$(289,554)	$—

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Statements of Changes in Net Assets – (continued)

	Mid Cap Portfolio		Growth Portfolio

	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	November 30,	November 30,	November 30,	November 30,
	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net income (loss)	$164,291	$(581,673)	$13,344	$(606,584)
Net realized gain on investments	4,594,466	10,253,048	3,451,538	9,990,050
Net change in unrealized appreciation (depreciation) on investments	(1,459,362)	(4,589,180)	(549,283)	(4,269,948)

Net increase in net assets resulting from operations	3,299,395	5,082,195	2,915,599	5,113,518

Dividends and distributions to shareholders:
From net realized gain on investments (Class Y)	(2,931,247)	—	—	—
From net realized gain on investments (Class N)	(4,244,641)	—	—	—
From net realized gain on investments (Class B)	—	—	—	—

Total dividends and distributions to shareholders	(7,175,888)	—	—	—

Net decrease in net assets resulting from capital share transactions (Note 5)	(7,325,349)	(19,678,001)	(9,527,871)	(12,364,243)

Total decrease in net assets	(11,201,842)	(14,595,806)	(6,612,272)	(7,250,725)
NET ASSETS:
Beginning of period	61,592,051	76,187,857	61,031,954	68,282,679

End of period	$50,390,209	$61,592,051	$54,419,682	$61,031,954

Includes undistributed net investment income of:	$166,061	$—	$15,204	$—

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Financial Highlights
MICRO CAP PORTFOLIO

			Net
			gain
			(loss) on								Ratio	Ratio
			invest-					Net			of net	of net
	Net		ments	Total	Dividends	Distri-		Asset		Net	expenses	investment
	Asset	Net	(realized	from	from net	butions		Value,		Assets	to	loss to
	Value,	invest-	and	invest-	invest-	from	Total	end		end of	average	average
Period	beginning	ment	unreal-	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	loss(1)	ized)	operations	income	gains	butions	period	return(2)	(000’s)	assets(3)	assets(4)	Turnover(6)

Class Y
11/30/2002	$17.93	$(0.20)	$(5.62)	$(5.82)	$—	$—	$—	$12.11	(32.46)%	$181,603	1.42%	(1.23)%	134%
11/30/2003	12.11	(0.18)	7.15	6.97	—	—	—	19.08	57.56	223,006	1.48	(1.30)	155
11/30/2004	19.08	(0.25)	1.44	1.19	—	—	—	20.27	6.24	155,302	1.52	(1.36)	220
11/30/2005	20.27	(0.24)	0.73	0.49	—	—	—	20.76	2.42	94,226	1.52	(1.22)	197
11/30/2006	20.76	(0.21)	4.05	3.84	—	(0.14)	(0.14)	24.46	18.64	86,841	1.60	(0.92)	304
Class N(5)
11/30/2002	$17.88	$(0.28)	$(5.33)	$(5.81)	$—	$—	$—	$12.07	(32.49)%	$8,373	1.90%	(1.71)%	134%
11/30/2003	12.07	(0.23)	7.11	6.88	—	—	—	18.95	57.00	11,689	1.78	(1.60)	155
11/30/2004	18.95	(0.30)	1.41	1.11	—	—	—	20.06	5.86	8,686	1.82	(1.66)	220
11/30/2005	20.06	(0.30)	0.71	0.41	—	—	—	20.47	2.04	12,393	1.82	(1.52)	197
11/30/2006	20.47	(0.27)	4.10	3.83	—	(0.14)	(0.14)	24.16	18.85	6,685	1.90	(1.22)	304
Class B
11/30/2002	$17.81	$(0.38)	$(5.50)	$(5.88)	$—	$—	$—	$11.93	(33.02)%	$4,465	2.55%	(2.36)%	134%
11/30/2003	11.93	(0.31)	7.00	6.69	—	—	—	18.62	56.08	5,361	2.43	(2.25)	155
11/30/2004	18.62	(0.41)	1.38	0.97	—	—	—	19.59	5.21	4,453	2.47	(2.31)	220
11/30/2005	19.59	(0.41)	0.69	0.28	—	—	—	19.87	1.43	3,361	2.47	(2.17)	197
11/30/2006	19.87	(0.40)	3.89	3.49	—	(0.14)	(0.14)	23.22	17.70	2,650	2.55	(1.87)	304

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load.
(3)	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Micro Cap Portfolio Class Y	1.42%	1.51%	1.52%	1.62%	1.73%
Micro Cap Portfolio Class N	2.14	1.81	1.87	1.97	2.08
Micro Cap Portfolio Class B	2.75	2.46	2.52	2.62	2.73

(4)	Ratio presented above represents net investment loss net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Micro Cap Portfolio Class Y	(1.23)%	(1.32)%	(1.36)%	(1.22)%	(1.05)%
Micro Cap Portfolio Class N	(1.96)	(1.62)	(1.71)	(1.57)	(1.40)
Micro Cap Portfolio Class B	(2.56)	(2.27)	(2.52)	(2.22)	(2.05)

(5)	Formerly Class A shares.
(6)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Financial Highlights – (continued)
SMALL CAP PORTFOLIO

			Net
			gain
			(loss) on								Ratio	Ratio
			invest-					Net			of net	of net
	Net		ments	Total	Dividends	Distri-		Asset		Net	expenses	investment
	Asset	Net	(realized	from	from net	butions		Value,		Assets	to	loss to
	Value,	invest-	and	invest-	invest-	from	Total	end		end of	average	average
Period	beginning	ment	unreal-	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	loss(1)	ized)	operations	income	gains	butions	period	return(2)	(000’s)	assets(3)	assets(4)	Turnover(6)

Class Y
11/30/2002	$17.59	$(0.12)	$(4.20)	$(4.32)	$—	$—	$—	$13.27	(24.56)%	$730,498	1.03%	(0.75)%	116%
11/30/2003	13.27	(0.12)	4.04	3.92	—	—	—	17.19	29.54	809,795	1.11	(0.84)	161
11/30/2004	17.19	(0.17)	0.65	0.48	—	—	—	17.67	2.79	179,459	1.17	(1.01)	225
11/30/2005	17.67	(0.16)	1.08	0.92	—	—	—	18.59	5.21	33,082	1.28	(0.95)	186
11/30/2006	18.59	(0.16)	2.95	2.79	—	—	—	21.38	15.01	25,284	1.35	(0.82)	307
Class N(5)
11/30/2002	$17.33	$(0.22)	$(4.09)	$(4.31)	$—	$—	$—	$13.02	(24.87)%	$7,177	1.63%	(1.34)%	116%
11/30/2003	13.02	(0.16)	3.94	3.78	—	—	—	16.80	29.03	16,979	1.41	(1.14)	161
11/30/2004	16.80	(0.21)	0.64	0.43	—	—	—	17.23	2.56	3,980	1.47	(1.31)	225
11/30/2005	17.23	(0.21)	1.05	0.84	—	—	—	18.07	4.88	4,186	1.58	(1.25)	186
11/30/2006	18.07	(0.22)	3.13	2.91	—	—	—	20.98	16.10	3,693	1.65	(1.12)	307
Class B
11/30/2002	$17.09	$(0.31)	$(4.03)	$(4.34)	$—	$—	$—	$12.75	(25.39)%	$3,478	2.26%	(1.99)%	116
11/30/2003	12.75	(0.24)	3.86	3.62	—	—	—	16.37	28.39	3,227	2.06	(1.79)	161
11/30/2004	16.37	(0.31)	0.62	0.31	—	—	—	16.68	1.89	2,416	2.12	(1.96)	225
11/30/2005	16.68	(0.31)	1.01	0.70	—	—	—	17.38	4.20	1,731	2.23	(1.90)	186
11/30/2006	17.38	(0.33)	2.83	2.50	—	—	—	19.88	14.38	1,309	2.30	(1.77)	307

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load.
(3)	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Small Cap Portfolio Class Y	1.03%	1.11%	1.17%	1.38%	1.66%
Small Cap Portfolio Class N	1.64	1.41	1.52	1.73	2.01
Small Cap Portfolio Class B	2.38	2.06	2.17	2.28	2.66

(4)	Ratio presented above represents net investment loss net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Small Cap Portfolio Class Y	(0.75)%	(0.84)%	(1.01)%	(0.95)%	(1.13)%
Small Cap Portfolio Class N	(1.35)	(1.14)	(1.36)	(1.30)	(1.48)
Small Cap Portfolio Class B	(2.11)	(1.79)	(2.01)	(1.95)	(2.13)

(5)	Formerly Class A shares.
(6)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Financial Highlights – (continued)
MID CAP PORTFOLIO

			Net
			gain									Ratio
			(loss) on								Ratio	of net
			invest-					Net			of net	investment
	Net	Net	ments	Total	Dividends	Distri-		Asset		Net	expenses	income
	Asset	invest-	(realized	from	from net	butions		Value,		Assets	to	(loss) to
	Value,	ment	and	invest-	invest-	from	Total	end		end of	average	average
Period	beginning	gain	unreal-	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	(loss)(1)	ized)	operations	income	gains	butions	period	return(2)	(000’s)	assets(3)	assets(4)	Turnover(6)

Class Y
11/30/2002	$10.73	$(0.07)	$(2.10)	$(2.17)	$—	$—	$—	$8.56	(20.22)%	$88,196	1.04%	(0.75)%	108%
11/30/2003	8.56	(0.07)	2.23	2.16	—	—	—	10.72	25.23	124,465	1.01	(0.72)	172
11/30/2004	10.72	(0.07)	0.69	0.62	—	—	—	11.34	5.78	43,962	1.03	(0.66)	250
11/30/2005	11.34	(0.08)	1.04	0.96	—	—	—	12.30	8.47	27,743	1.19	(0.71)	272
11/30/2006	12.30	0.06	0.62	0.68	—	(1.51)	(1.51)	11.47	5.93	14,951	1.20	0.52	499
Class N(5)
11/30/2002	$10.67	$(0.12)	$(2.10)	$(2.22)	$—	$—	$—	$8.45	(20.81)%	$26,799	1.52%	(1.22)%	108%
11/30/2003	8.45	(0.10)	2.19	2.09	—	—	—	10.54	24.73	31,030	1.36	(1.07)	172
11/30/2004	10.54	(0.11)	0.69	0.58	—	—	—	11.12	5.50	32,226	1.38	(1.01)	250
11/30/2005	11.12	(0.12)	1.02	0.90	—	—	—	12.02	8.09	33,849	1.54	(1.06)	272
11/30/2006	12.02	0.02	0.60	0.62	—	(1.51)	(1.51)	11.13	5.51	35,439	1.55	0.17	499

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load.
(3)	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Mid Cap Portfolio Class Y	1.04%	1.01%	1.03%	1.19%	1.35%
Mid Cap Portfolio Class N	1.55	1.36	1.38	1.54	1.70

(4)	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Mid Cap Portfolio Class Y	(0.75)%	(0.72)%	(0.66)%	(0.71)%	0.37%
Mid Cap Portfolio Class N	(1.25)	(1.07)	(1.01)	(1.06)	0.02

(5)	Formerly Class A shares.
(6)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Financial Highlights – (continued)
GROWTH PORTFOLIO

			Net
			gain									Ratio of
			(loss) on								Ratio	net
			invest-					Net		Net	of net	investment
		Net	ments	Total	Dividends	Distri-		Asset		Assets	expenses	income
	Net Asset	invest-	(realized	from	from net	butions		Value,		end	to	(loss) to
	Value,	ment	and	invest-	invest-	from	Total	end		of	average	average
Period	beginning	income	unreal-	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	(loss)(1)	ized)	operations	income	gains	butions	period	return(2)	(000’s)	assets(3)	assets(4)	Turnover(6)

Class Y
11/30/2002	$15.46	$(0.07)	$(4.39)	$(4.46)	$—	$—	$—	$11.00	(28.85)%	$71,316	1.04%	(0.50)%	158%
11/30/2003	11.00	(0.09)	2.95	2.86	—	—	—	13.86	26.00	36,554	1.09	(0.73)	178
11/30/2004	13.86	(0.05)	0.65	0.60	—	—	—	14.46	4.33	24,563	1.20	(0.40)	274
11/30/2005	14.46	(0.10)	1.46	1.36	—	—	—	15.82	9.41	16,107	1.20	(0.70)	295
11/30/2006	15.82	0.05	0.84	0.89	—	—	—	16.71	5.63	8,675	1.20	0.31	507
Class N(5)
11/30/2002	$15.35	$(0.14)	$(4.34)	$(4.48)	$—	$—	$—	$10.87	(29.19)%	$32,270	1.54%	(1.01)%	158%
11/30/2003	10.87	(0.12)	2.90	2.78	—	—	—	13.65	25.57	37,824	1.44	(1.08)	178
11/30/2004	13.65	(0.10)	0.64	0.54	—	—	—	14.19	3.96	38,214	1.55	(0.75)	274
11/30/2005	14.19	(0.15)	1.43	1.28	—	—	—	15.47	9.02	42,144	1.55	(1.05)	295
11/30/2006	15.47	(0.01)	0.83	0.82	—	—	—	16.29	5.30	43,564	1.55	(0.04)	507
Class B
11/30/2002	$15.28	$(0.23)	$(4.29)	$(4.52)	$—	$—	$—	$10.76	(29.58)%	$5,589	2.19%	(1.66)%	158%
11/30/2003	10.76	(0.20)	2.88	2.68	—	—	—	13.44	24.91	4,902	2.09	(1.73)	178
11/30/2004	13.44	(0.19)	0.62	0.43	—	—	—	13.87	3.20	3,541	2.20	(1.40)	274
11/30/2005	13.87	(0.24)	1.39	1.15	—	—	—	15.02	8.29	2,781	2.20	(1.70)	295
11/30/2006	15.02	(0.11)	0.84	0.73	—	—	—	15.75	4.86	2,181	2.20	(0.69)	507

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load.
(3)	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Growth Portfolio Class Y	1.04%	1.14%	1.19%	1.30%	1.37%
Growth Portfolio Class N	1.57	1.49	1.54	1.65	1.72
Growth Portfolio Class B	2.37	2.14	2.19	2.30	2.37

(4)	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2002	11/30/2003	11/30/2004	11/30/2005	11/30/2006

Growth Portfolio Class Y	(0.50)%	(0.78)%	(0.39)%	(0.80)%	0.14%
Growth Portfolio Class N	(1.04)	(1.13)	(0.74)	(1.15)	(0.21)
Growth Portfolio Class B	(1.84)	(1.78)	(1.39)	(1.80)	(0.86)

(5)	Formerly Class A shares.
(6)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Notes to Financial Statements	November 30, 2006
1. Description of the Fund. Brazos Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Portfolios,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into four Portfolios, the Brazos Small Cap Portfolio (“Small Cap Portfolio”), the Brazos Micro Cap Portfolio (“Micro Cap Portfolio”), the Brazos Growth Portfolio (“Growth Portfolio”, formerly the Multi Cap Portfolio), and the Brazos Mid Cap Portfolio (“Mid Cap Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). The investment objective and principal strategy for each Portfolio is as follows:
Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.
Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.
Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.
Growth Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities. Effective as of January 26, 2004, the name of the Multi Cap Portfolio was changed to the Growth Portfolio.
The Portfolios each have three classes of shares, with the exception of the Mid Cap Portfolio, which only offers Class N (formerly Class A) and Class Y shares. The expense structure for each class is as follows:

Class N (formerly Class A) shares –	Offered at net asset value per share. Prior to November 25, 2002, the former Class A shares were offered at a net asset value per share plus an initial sales charge and/or a contingent deferred sales charge (“CDSC”). This initial sales charge does not apply to new sales of Class N shares on or after November 25, 2002. Certain Class N shares originally purchased as Class A shares or Class B shares of the Mid Cap Portfolio, may still be subject to a CDSC.

Class B shares –	Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class N shares. Effective August 20, 2002, Class B shares of the Small Cap Portfolio, Micro Cap Portfolio

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006

and the Growth Portfolio were closed to all new purchases except through dividend reinvestment.

Class Y shares –	Offered at net asset value per share exclusively for institutional investors.
Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N and Class B shares each make distribution and account maintenance and service fee payments under the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, except that Class B shares are subject to higher distribution fee rates.
Effective November 25, 2002, all outstanding Class A shares were redesignated as “Class N” shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.
Effective November 25, 2002, all outstanding Class B shares of the Mid Cap Portfolio were redesignated as “Class N” shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.
The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios through November 30, 2007. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The annual net expense ratio for each class of each Portfolio is:

Portfolio	Class N	Class B	Class Y

Micro Cap	1.90%	2.55%	1.60%
Small Cap	1.65%	2.30%	1.35%
Mid Cap	1.55%	N/A	1.20%
Growth	1.55%	2.20%	1.20%
The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio’s expenses and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.
2. Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:
Security Valuation. Each Portfolio’s securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006
amortized cost, which approximates market value, unless the Trust’s Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (SFAS) No. 157. “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management has recently begun to evaluate the application of the statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.
Restricted Securities. The Micro Cap Portfolio owns an investment security which is unregistered and thus restricted as to resale. This security is valued by the Portfolio after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Portfolio has the right to include this security in such registration, without cost to the Portfolio. The Portfolio has no right to require registration of unregistered securities. At November 30, 2006, the Portfolio’s restricted security has an aggregate market value of $1,000,000 representing 1.0% of the net assets of the Portfolio.
Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios’ custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.
The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds’ financial statements.
Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).
Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.
Distributions to Shareholders. Each Portfolio will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2006, the Micro Cap Portfolio had a decrease in undistributed net investment loss of $957,536, a decrease in accumulated realized gain of $945,402 and a decrease in paid-in capital of $12,134. The Small Cap Portfolio had a decrease in undistributed net investment loss of $289,554, and a decrease in paid-in capital of $289,554. The Mid Cap Portfolio had an increase in undistributed net investment income of $88,484, a decrease in accumulated realized gains of $470,628, and an increase in paid-in capital of $382,144. The Growth Portfolio had an increase in undistributed net investment gain of $148,566, a decrease in accumulated realized loss of $1, and a decrease in paid-in capital of $148,567. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.
Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006
Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Guarantees and indemnifications. In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims against the Portfolios that have not yet occurred. Based on experience the Portfolios expect the risk of loss to be remote.
3. Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2006 were as follows:

	Purchases	Sales

Micro Cap Portfolio	$277,780,973	$308,578,785
Small Cap Portfolio	95,595,744	108,171,485
Mid Cap Portfolio	256,293,352	268,448,214
Growth Portfolio	297,173,512	305,211,128
The Portfolios did not invest in U.S. government securities.
4. Advisory Fees and Other Agreements. The Trust, on behalf of each Portfolio, employs Brazos Capital Management, L.P. (the “Adviser”) (formerly John McStay Investment Counsel L.P.), an investment management firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect subsidiary of American International Group, Inc. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust’s Board of Trustees. For its services under the Advisory Agreements, the Portfolios contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90%, 0.75% and 0.75% of the average daily net assets of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio, respectively. For the fiscal year ended November 30, 2006, the Adviser agreed to temporarily reduce management fees for the Micro Cap Portfolio by 10 basis points at the Board’s request. During the fiscal year ended November 30, 2006, this waiver amounted to $97,665 for the Micro Cap Portfolio.
Additionally, for the year ended November 30, 2006, the Adviser contractually reimbursed certain operating expenses of the Growth Portfolio in the amount of $103,147 and voluntarily reimbursed certain operating expenses of the Micro Cap Portfolio, Small Cap Portfolio, and Mid Cap Portfolio in the amounts of $31,095, $100,898, and $83,098, respectively.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006
      Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Micro Cap Portfolio	Small Cap Portfolio	Mid Cap Portfolio	Growth Portfolio

November 30, 2006	$47,918	$—	$—	$33,373
November 30, 2008	$—	$—	$—	$59,379
November 30, 2009	$25,234	$98,208	$83,098	$103,147
The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the investment company’s board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N and Class B have adopted Distribution Plans hereinafter referred to as the “Class N Plan” and “Class B Plan”.
Under the Class N Plan and Class B Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10% and 0.75%, respectively, of average daily net assets of such Portfolio’s Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class’ Plan may exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Each Portfolio has accrued Rule 12b-1 fees in amounts that exceed its current contractual obligation to pay such fees. Each Portfolio is considering the reduction of future Rule 12b-1 fee accruals and the disposition of the amounts that have been accrued but not yet paid out.
The Trust, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with the Administrator.
5. Transactions with Affiliates. The following issuer is affiliated with the Micro Cap Portfolio; that is, the Fund held 5% or more of the outstanding voting securities during the period from Decem-

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006
ber 1, 2005 through November 30, 2006. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the company is:

	Share			Share
	Balance at			Balance at	Value at	Realized
Security Name	12/01/05	Purchases	Sales	11/30/06	11/30/06	Gains

Afp Imaging Corp.*	—	555,500	—	555,500	$777,700	$—

*	Issuer was not an affiliate as of November 30, 2006.
6. Trust Shares. At November 30, 2006, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

	Micro Cap Portfolio				Small Cap Portfolio

	Class Y				Class Y

	For the		For the		For the		For the
	year ended		year ended		year ended		year ended
	November 30, 2006		November 30, 2005		November 30, 2006		November 30, 2005

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	560,823	$13,061,970	651,667	$13,122,712	32,104	$634,882	496,921	$8,595,379
Reinvested dividends	29,540	616,497	—	—	—	—	—	—
Shares redeemed	(1,578,788)	(34,887,469)	(3,772,459)	(74,946,230)	(628,664)	(12,325,176)	(8,872,780)	(155,346,756)

Net decrease	(988,425)	$(21,209,002)	(3,120,792)	$(61,823,518)	(596,560)	$(11,690,294)	(8,375,859)	$(146,751,377)

Beginning Shares	4,539,321		7,660,113		1,779,334		10,155,193

Ending Shares	3,550,896		4,539,321		1,182,774		1,779,334

	Micro Cap Portfolio				Small Cap Portfolio

	Class N				Class N

	For the		For the		For the		For the
	year ended		year ended		year ended		year ended
	November 30, 2006		November 30, 2005		November 30, 2006		November 30, 2005

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	94,346	$2,151,664	269,193	$5,285,241	18,179	$352,378	19,994	$338,389
Shares issued in connection with the redesignation of the Class II assets	—	—	139,502	2,830,489	—	—	84,964	1,486,868
Reinvested dividends	3,873	79,712	—	—	—	—	—	—
Shares redeemed	(426,828)	(9,252,014)	(236,425)	(4,673,890)	(73,815)	(1,430,017)	(104,320)	(1,780,189)

Net decrease	(328,608)	$(7,020,638)	172,270	$3,441,840	(55,636)	$(1,077,639)	638	$45,068

Beginning Shares	605,325		433,055		231,650		231,012

Ending Shares	276,717		605,325		176,014		231,650

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006

	Micro Cap Portfolio				Small Cap Portfolio

	Class B				Class B

	For the		For the		For the		For the
	year ended		year ended		year ended		year ended
	November 30, 2006		November 30, 2005		November 30, 2006		November 30, 2005

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	107	$2,000	—	$—	—	$—
Reinvested dividends	1,055	21,055	—	—	—	—	—	—
Shares redeemed	(56,084)	(1,196,990)	(58,232)	(1,121,765)	(33,790)	(618,235)	(45,229)	(736,108)

Net decrease	(55,029)	$(1,175,935)	(58,125)	$(1,119,765)	(33,790)	$(618,235)	(45,229)	$(736,108)

Beginning Shares	169,130		227,255		99,639		144,868

Ending Shares	114,101		169,130		65,849		99,639

	Mid Cap Portfolio				Growth Portfolio

	Class Y				Class Y

	For the		For the		For the		For the
	year ended		year ended		year ended		year ended
	November 30, 2006		November 30, 2005		November 30, 2006		November 30, 2005

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	33,061	$374,657	27,748	$321,377	87,346	$1,437,677	24,074	$363,719
Reinvested dividends	227,765	2,525,916	—	—	—	—	—	—
Shares redeemed	(1,212,337)	(14,180,070)	(1,648,237)	(18,962,208)	(586,626)	(9,447,503)	(704,534)	(10,225,006)

Net decrease	(951,511)	$(11,279,497)	(1,620,489)	$(18,640,831)	(499,280)	$(8,009,826)	(680,460)	$(9,861,287)

Beginning Shares	2,255,549		3,876,038		1,018,291		1,698,751

Ending Shares	1,304,038		2,255,549		519,011		1,018,291

	Mid Cap Portfolio				Growth Portfolio

	Class N				Class N

	For the		For the		For the		For the
	year ended		year ended		year ended		year ended
	November 30, 2006		November 30, 2005		November 30, 2006		November 30, 2005

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,515	$16,872	98,306	$1,088,513	6,591	$109,360	23,842	$347,967
Shares issued in connection with the redesignation of the Class II assets	—	—	—	—	—	—	94,580	1,401,679
Reinvested dividends	391,720	4,234,495	—	—	—	—	—	—
Shares redeemed	(26,458)	(297,219)	(179,447)	(2,125,683)	(56,500)	(898,547)	(87,080)	(1,252,287)

Net decrease	366,777	$3,954,148	(81,141)	$(1,037,170)	(49,909)	$(789,187)	31,342	$497,359

Beginning Shares	2,816,019		2,897,160		2,724,882		2,693,540

Ending Shares	3,182,796		2,816,019		2,674,973		2,724,882

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006

	Growth Portfolio

	Class B

	For the		For the
	year ended		year ended
	November 30, 2006		November 30, 2005

	Shares	Amount	Shares	Amount

Shares sold	—	$—	8	$100
Shares redeemed	(46,732)	(728,858)	(70,163)	(982,302)

Net decrease	(46,732)	$(728,858)	(70,155)	$(982,202)

Beginning Shares	185,153		255,308

Ending Shares	138,421		185,153

7. Income Tax Information. At November 30, 2006, accumulated earnings/(losses) on a tax basis were as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Cost of Investments for tax purposes	$84,681,623	$27,068,806	$47,727,121	$51,655,240

Gross unrealized appreciation	12,263,638	4,133,123	4,117,922	4,420,175
Gross unrealized depreciation	(1,697,916)	(543,511)	(833,830)	(738,343)

Net unrealized appreciation (depreciation)	$10,565,722	$3,589,612	$3,284,092	$3,681,832

Undistributed ordinary income	11,678,481	—	3,159,091	161,910
Undistributed long-term capital gain	4,410,803	—	1,162,608	—

Total distributable earnings	$16,089,284	$—	$4,321,699	$161,910

Other accumulated losses	$—	$(15,338,782)	$—	$(20,751,243)

Total accumulated earnings (losses)	$26,655,006	$(11,749,170)	$7,605,791	$(16,907,501)

At November 30, 2006, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
	Income*	Capital Gains

Micro Cap Portfolio	$11,678,481	$4,410,803
Small Cap Portfolio	—	—
Mid Cap Portfolio	3,159,091	1,162,608
Growth Portfolio	161,910	—

*	Amount includes net investment income and short-term capital gains.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements – (continued)	November 30, 2006
The following net realized capital loss carryforwards at November 30, 2006, may be utilized to offset future capital gains. To the extent the Small Cap Portfolio and Growth Portfolio realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss	Expiration
	Carryforward	Through

Micro Cap Portfolio	$—	—
Small Cap Portfolio	15,338,782	11/30/10
Mid Cap Portfolio	—	—
Growth Portfolio	20,751,243	11/30/10
During the year ended November 30, 2006 the Portfolios paid the following dividends:

	Ordinary
	Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$—	$746,569
Small Cap Portfolio	—	—
Mid Cap Portfolio	5,523,912	1,651,976
Growth Portfolio	—	—
During the year ended November 30, 2005 the Portfolios did not pay any dividends.

BRAZOS MUTUAL FUNDS

Report of Independent Registered Public Accounting Firm	November 30, 2006
To the Board of Trustees and Shareholders of Brazos Mutual Funds:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Portfolio, Micro Cap Portfolio, Growth Portfolio, and Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Milwaukee, WI
January 12, 2007

BRAZOS MUTUAL FUNDS
Trustee Disclosure (unaudited)
      During 2006, the Trust paid each Trustee, who is not also an officer or affiliated person, an $8,800 quarterly retainer fee. In addition, each independent Trustee received a fee of $5,000 per in-person meeting, a fee of $1,500 per telephonic meeting, a fee of $3,000 per in-person special meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust’s officers receive no remuneration from the Trust for their services. The Chairman received an additional $10,000 in compensation for his role as Chairman. Aggregate compensation paid by the Trust to the Trustees was $187,600 for the fiscal year ended November 30, 2006. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.
Trustees and Officers of the Trust

Number of
Portfolios in
				Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)

INDEPENDENT TRUSTEES
George W. Gau (9/6/47) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee, Chairman of the Board	Since 1999, Chairman since August 2004.	Dean, McCombs School of Business, since 2002, Professor of Finance and George S. Watson Centennial Professor in Real Estate, since 1988, and J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996, McCombs School of Business, University of Texas at Austin. Chairman of the Board, The MBA Investment Fund, L.L.C., since 1994, a private investment company managed by business students.	4	None

BRAZOS MUTUAL FUNDS
Trustee Disclosure (unaudited) – (continued)

				Number of
				Portfolios in
				Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)

John H. Massey (8/6/39) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Since 1996	Private Investor.	4	Corporate director: American Amicable Life Insurance Company, Hill Bancshares Holdings, Inc., FSW Holdings, Inc., Occidental Life Insurance Company of North Carolina, Pioneer American Insurance Company, and Central Texas Bankshares Holdings, Inc.
David M. Reichert (6/18/39) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Since 1996	Private Investor.	4	None
INTERESTED TRUSTEE
Wayne G. Willems (8/30/47)	President	Since 2003	Chairman of Brazos Capital Management (formerly John McStay Investment Counsel, L.P.) since 2001, Chairman and Portfolio Manager of Brazos Capital Management since 1983.	4	None

BRAZOS MUTUAL FUNDS
Trustee Disclosure (unaudited) – (continued)

Number of
Portfolios in
				Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)

OFFICERS
Benjamin C. Bell, Jr. (12/28/59)	Chief Financial Officer and Treasurer		President and Chief Operating Officer, Brazos Capital Management since 2004. Prior to joining Brazos Capital Management, Mr. Bell served as a Chief Operating Officer for Stratmark Group L.P. (2002-2003) and Chief Financial Officer of Workplace USA, Inc. (2000-2002).	N/A	N/A

(1)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (4 portfolios).
(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

BRAZOS MUTUAL FUNDS
Additional Information (Unaudited)
Proxy Voting. A description of the Trust’s proxy voting policies and procedures relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or the SEC website at http://www.sec.gov.
Proxy Voting Record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule. The Funds file complete schedules of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.
Shareholder Notification of Federal Tax Status. The Funds designate the following percentage of ordinary dividends declared during the fiscal year ended November 30, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Mid Cap Portfolio	3.00%
The Funds designate the following percentage of ordinary income dividends declared from net investment income during the fiscal year ended November 30, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Mid Cap Portfolio	3.39%
For the year ended November 30, 2006, the Funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Mid Cap Portfolio	1.91%
For the fiscal year ended November 30, 2006, the following percentage of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c):

Mid Cap Portfolio	100.00%
      The Funds hereby designate the following amounts as long-term capital gains distributions for the fiscal year ended November 30, 2006:

	Micro Cap	Small Cap	Mid Cap	Growth

Long-Term Capital Gains	$746,569	$—	$1,802,370	$—
      The amount above for the Mid Cap Portfolio includes $150,394 of earnings and profits distributed to shareholders on redemptions.

BRAZOS MUTUAL FUNDS
Renewal of Investment Advisory Agreements – Micro Cap Portfolio,
Small Cap Portfolio, Mid Cap Portfolio and Growth Portfolio
      Introduction. At a meeting held on November 14, 2006, the Board of Trustees of Brazos Mutual Funds, including the independent Trustees (the “Board”), approved the renewal of each Portfolio’s investment advisory agreement with Brazos Capital Management, L.P. (“BCM”) for an additional one-year period (the “Agreements”). In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Portfolio including, but not limited to: (1) the nature, extent and quality of the services provided to each Portfolio under each Agreement; (2) the performance of each Portfolio as compared to its benchmark and selected peer funds for various periods ended September 30, 2006; (3) the level of the fees and the overall expenses of each Portfolio and how those compared to selected peer funds and Lipper funds universes; (4) the costs of services provided to the Portfolios and the profitability of BCM; and (5) the effect of growth and size on the advisory fee (economies of scale). For purposes of performance and fee comparisons, the Board considered the Class with the longest operational history. The Board did not identify any single factor or item of information as all-important or controlling. In considering the approval of the Agreements, the Board reviewed a variety of information, including but not limited to, BCM’s responses to certain questions relating to its management of the Portfolios, reports relating to each Portfolio’s performance, reports regarding each Portfolio’s advisory fees and total operating expenses, reports on BCM’s profitability and other relevant data. The Board asked questions to various personnel of BCM regarding certain key aspects of material submitted in support of the renewal.
      Nature, Extent and Quality of Services. The Board considered BCM’s experience in serving as the investment adviser for the Portfolios since their inception. For example, the Board considered that BCM is responsible for making investment decisions on behalf of each Portfolio, placing all orders for the purchase and sale of investments for each Portfolio with brokers or dealers, and performing related administrative functions. The Board also considered information regarding BCM’s investment process, long-term focus and the background of each portfolio manager. The Board noted that BCM restructured its investment management team and hired two new research analysts earlier in the year. In addition, BCM stated that it intended to add a senior portfolio manager during the next year. The Board also considered that BCM hired a senior marketing professional dedicated to increasing the Portfolios’ assets and profile in the fund industry.
      Performance. The Board considered the performance of each Portfolio relative to its benchmark index and selected peer group funds. In considering the performance of all Portfolios, the Board discounted the significance of the longer term performance results (3 year and 5 year trailing periods) due to changes in investment team personnel.
      With respect to the Micro Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index and the majority of its selected peer funds for the latest quarter, year-to-date and 1 year periods, but underperformed for the 3 year and 5 year periods.

BRAZOS MUTUAL FUNDS
Renewal of Investment Advisory Agreements – Micro Cap Portfolio,
Small Cap Portfolio, Mid Cap Portfolio and Growth Portfolio – (continued)
      With respect to the Small Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index and the majority of its selected peer funds for the latest quarter and year-to-date periods, but underperformed for the 1 year, 3 year and 5 year periods.
      With respect to the Mid Cap Portfolio and Growth Portfolio, the Board considered that each of these Portfolios underperformed its benchmark index and the majority of its selected peer funds for all relevant periods. BCM indicated that it intends to hire a dedicated mid cap manager and focus on limiting stock selections to companies represented by the Mid Cap Portfolio’s benchmark index to address that Portfolio’s performance concerns. The Board also considered BCM’s representation that each of these Portfolio’s relative performance during the last nine quarters was better when the new investment team began managing the Portfolio than the relative performance during the prior nine quarters. In addition, BCM noted that it was considering certain other additional remedial measures.
      Fees and Expenses. The Board considered the advisory fee and total expenses of each Portfolio relative to similar funds. For each Portfolio, the Board considered the impact of declining assets on each Portfolio’s expenses. The Board also noted that BCM agreed to continue its standard advisory fee waivers and/or expense reimbursement for each Portfolio. However, because the relative performance of the Micro Cap Portfolio improved substantially during the past year, BCM requested, and the Board agreed, to discontinue the ten basis point waiver of BCM’s advisory fee rate for the upcoming fiscal year.
      With respect to the Micro Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe, but that the advisory fee rate after fee waivers is lower than the average of the selected peer funds. The Board also considered that the total expense ratio is lower than the average of selected peer funds and the average of the Lipper funds universe.
      With respect to the Small Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio is higher than the average of the selected peer funds, but lower (after fee waivers) than the average of the Lipper funds universe.
      With respect to the Mid Cap Portfolio, the Board considered that its contractual advisory fee rate and the total expense ratio (before and after fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.
      With respect to the Growth Portfolio, the Board considered that its contractual advisory fee rate is slightly higher than the average of selected peer funds and the average of the Lipper funds universe, but that the total expense ratio (before and after fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

BRAZOS MUTUAL FUNDS
Renewal of Investment Advisory Agreements – Micro Cap Portfolio,
Small Cap Portfolio, Mid Cap Portfolio and Growth Portfolio – (continued)
      Costs, Profitability and Economies of Scale. The Board considered the profitability analysis provided by BCM. In this regard, the Board noted that BCM did not earn profits in connection with rendering services to each Portfolio during the prior year. As a result of this and the decreased levels of assets in the Portfolios, the Board did not consider economies of scale at this point. BCM noted that it expects asset levels to increase in the future through distribution through certain investment platforms, which may lead to economies of scale in the future.
      Conclusions. Based on the above considerations, the Board concluded that: (1) each Portfolio could reasonably benefit from BCM’s services as investment adviser; (2) the performance of BCM in managing each Portfolio showed recent improvements; and (3) BCM’s advisory fee for each Portfolio was reasonable in light of all the foregoing factors. Accordingly, the Board determined in its business judgment to renew each Agreement.

www.brazosfunds.com
US Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT
WAYNE G. WILLEMS
OFFICERS

WAYNE G. WILLEMS
President

BENJAMIN C. BELL, JR.
Chief Financial Officer and Treasurer
ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202-5207
CUSTODIAN &
TRANSFER AGENT

U.S. BANK, N.A.
1555 N. RIVER CENTER DR., SUITE 302
MILWAUKEE, WI 53212
COUNSEL

KIRKPATRICK & LOCKHART
PRESTON GATES ELLIS LLP
1601 K STREET
WASHINGTON, DC 20006
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202
DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207
When used as sales literature, this report must be accompanied or preceded by the Fund’s current prospectus. Distributed 01/07.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-426-9157.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2006	FYE 11/30/2005

Audit Fees	$91,800	$86,800
Audit-Related Fees	$0	$0
Tax Fees	$18,100	$29,450
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2006	FYE 11/30/2005

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by the reference to the Registrant’s Form N-CSR filed on February 9, 2004.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brazos Mutual Funds

By (Signature and Title)*	/s/ Wayne G. Willems Wayne G. Willems, President

Date	January 29, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wayne G. Willems Wayne G. Willems, President

Date	January 29, 2007

By (Signature and Title)*	/s/ Benjamin C. Bell, Jr. Benjamin C. Bell, Jr., Chief Financial Officer & Treasurer

Date	January 29, 2007